Exhibit 10.1
Second Amendment to
Drug Product Production and Clinical Supply Agreement
     This Second Amendment (the “Second Amendment”) is entered into and effective as of March 12, 2008 (the “Second Amendment Date”) for the purpose of amending that certain Drug Product Production and Clinical Supply Agreement dated August 15, 2006 by and between Altus Pharmaceuticals Inc., a Delaware corporation (“Altus”), and Althea Technologies, Inc., a Delaware corporation (“Althea”), as amended by that certain First Amendment to Drug Product Production and Clinical Supply Agreement dated June 25, 2007 (collectively, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Agreement.
     Whereas, the Parties desire to amend and restate Schedule 1 to the Agreement and to amend certain related provisions of the Agreement, including, without limitation, provisions related to facilities reservations, equipment validation and associated payments.
     Now, Therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Amendment and Restatement of Schedule 1. Schedule 1 to the Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A to this Second Amendment (the “Restated Schedule”). All references to Schedule 1 in the Agreement, shall, as of the Second Amendment Date, be deemed to be references to the Restated Schedule. The Parties acknowledge that the Restated Schedule includes all activities to be performed under the Agreement through production of the [*****]. The Parties agree that performance of the activities set forth on the Restated Schedule and substantial compliance with the timelines by the Parties in the Restated Schedule are material obligations of the Parties under the Agreement, as amended by this Second Amendment. The Parties acknowledge that their expectations regarding the timing of completion of [*****] to be produced pursuant to Section 4.1 of the Agreement has been revised as set forth in this Second Amendment and that the [*****] Batches are not yet scheduled.
2. Facility Reservations. Section 3.2 of the Agreement is hereby eliminated and of no further force or effect and shall be replaced by the provisions of this paragraph 2 of this Second Amendment. The Parties acknowledge and agree that, pursuant to Change Order Nos. 34 and 35 entered into by the Parties prior to the Second Amendment Date, Altus has reserved the Facility through [*****]. Althea hereby agrees to further reserve the Facility for Altus from [*****] through [*****], subject to payment by Altus of a fee of [*****], which shall be payable on the following schedule:
Portions of this Exhibit were omitted, as indicated by [*****], and have been filed separately with the
Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.

(a)	[*****] shall be due and payable on or before [*****];

(b)	[*****] shall be due and payable on or before [*****]; and

(c)	[*****] shall be due and payable on or before [*****].
The foregoing fee includes, at Altus’ option, Production of the [*****] Batch [*****] to Altus, provided that (i) no later than [*****], Altus provides Althea with written notice requesting the Production of the [*****] Batch and (ii) as of [*****], the Parties have no reason to believe that the Production of the [*****] Batch cannot be completed on or before [*****]. In addition, in the event Altus has reason to believe at the time of giving such notice no later than [*****] that the Production of the [*****] Batch will require the use of the facility for up to [*****] after [*****]; Altus shall have the right to continue to reserve the facility for such purpose for up to [*****] at the reservation fee rate of [*****] per week for such extension period, provided that Altus’ notice delivered no later than [*****] specifies the number of additional weeks Altus elects to reserve and that the reservation fee for such number of weeks shall be paid in full no later than [*****]. Except as expressly set forth above, all rights of Altus to reserve the Facility are hereby terminated as of the Second Amendment Date. The [*****] Batches to be manufactured under the Agreement (beyond the Batch(es) manufactured on or before [*****]) shall be scheduled, upon Altus’ request, according to Althea’s then-current facility scheduling practices in effect at the time of such request.
3. Equipment Validation.
     (a) [*****] and [*****] Services. The Parties acknowledge and agree that: (i) the [*****] services contemplated by Section 3.3 of the Agreement are complete and have been approved and accepted by Altus, for a total value of services performed equal to [*****]; and (ii) the [*****] services contemplated by Section 3.3 of the Agreement are ongoing as of the Second Amendment Date, for a total value of services performed (when such [*****] services are completed) equal to [*****]. Althea acknowledges receipt of payment in full (i.e., [*****]) for the [*****] services contemplated by Section 3.3 of the Agreement.
     (b) [*****] Services. The Parties hereby agree that the payment previously made by Altus pursuant to Section 5.2 of the Agreement for [*****] services that were to be provided by Althea, in the amount of [*****], shall be [*****], to [*****] that may be payable by Altus under the Agreement after the Second Amendment Date. The Parties further agree that Althea shall have no further obligation to perform [*****] services as contemplated by Section 3.3 of the Agreement, and Altus shall have no further obligation to pay for such [*****] services, except as expressly agreed by the Parties in a change order entered into after the Second Amendment Date.
4. Stability Studies. For the avoidance of doubt, the Parties acknowledge that Schedule 5 of the Agreement has not been agreed to by the Parties and attached to the
Portions of this Exhibit were omitted, as indicated by [*****], and have been filed separately with the
Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.

Agreement as contemplated in Section 4.2 therein. The Parties further acknowledge and agree that Altus will require stability studies for each Batch of Product manufactured under the Agreement as contemplated by Section 4.2 and that Althea’s obligation to perform such stability studies for each such Batch shall be in accordance with the scope and protocols outlined on Exhibit B hereto, unless otherwise modified by future change order(s) and that, in the absence of any future change order(s) modifying the scope, protocols and/or associated fees, Altus shall pay to Althea the sum of [*****], which shall be payable on the schedule set forth in Section 5.6 of the Agreement.
5. Term of Agreement. Notwithstanding the fact that the Project Plan, as amended by this Second Amendment, now contemplates the Production and delivery of [*****], the Parties acknowledge and agree that the Term of the Agreement will continue until the earlier of (i) March 31, 2010 or (ii) until the Production and delivery of a total of [*****] Batches has been completed in accordance with the Agreement, unless sooner terminated pursuant to Section 6.2 of the Agreement. It being understood that the Production and delivery of the [*****] is [*****] within [*****] and subject to placement of an order under the terms of the Agreement as amended by the Second Amendment.
6. Commercial Supply. The third sentence of Section 4.12 of the Agreement is hereby amended and restated to read in its entirety as follows:
“In the event that, during the term of this Agreement or at any time after the term of this Agreement (except in the case of termination for Althea’s uncured material breach), but before the later of (a) the first anniversary of the expiration or termination of this Agreement or (b) the [*****] of the initiation of a [*****] for [*****] of [*****] known as [*****], Altus has not entered into the Commercial Supply Agreement and Altus instead enters into an agreement or arrangement under which a third party is granted the right to manufacture, formulate, fill, package and label Altus’ proprietary product known as ALTU-238 for commercial sale, then Altus shall, within [*****] after entering into such agreement or arrangement, notify Althea thereof in writing and pay to Althea a fee of [*****] as consideration for Althea’s capital investment in the facility and facility modifications needed to perform the services under this Agreement.”
7. Payment on Termination. In addition to the provisions of Section 6.3 of the Agreement, the Parties hereby agree that, in the event of early termination of the Agreement, all amounts paid by Altus up to the date of such termination shall be non-refundable, and all amounts specified in the Agreement, as amended by this Second Amendment, that have not yet been paid shall become immediately due and payable.
8. Effectiveness of Agreement. Except as specifically amended by this Second Amendment, the terms and conditions of the Agreement shall remain in full force and effect.
Portions of this Exhibit were omitted, as indicated by [*****], and have been filed separately with the
Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.

9. Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.
[SIGNATURE PAGE FOLLOWS]
Portions of this Exhibit were omitted, as indicated by [*****], and have been filed separately with the
Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.

     In Witness Whereof, the Parties hereto have duly executed this Second Amendment as of the Second Amendment Date.

Altus Pharmaceuticals Inc.	Althea Technologies, Inc.

By: /s/ Philip Gotwals	By: /s/ W. Alan Moore

Name: Philip Gotwals	Name: W. Alan Moore

Title: VP — Program Management	Title: Exec VP and CBO

Portions of this Exhibit were omitted, as indicated by [*****], and have been filed separately with the
Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.

Exhibit A
Amended and Restated Schedule 1
ALTU-238 2008 Runs
[*****]
Portions of this Exhibit were omitted, as indicated by [*****], and have been filed separately with the
Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B
Stability Studies
•	Stability protocols following ICH stability guidelines and stability report as requested by Altus Pharmaceuticals, Inc.

•	1 Study each on [*****] and [*****].
     TABLE 1

STORAGE TIME INTERVAL (MONTHS)
STORAGE CONDITION	0	1	3	6	9	12	18	24	RESERVE
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Portions of this Exhibit were omitted, as indicated by [*****], and have been filed separately with the
Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.